UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 7, 2008
DIRECTV HOLDINGS LLC
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-106529	25-1902628
(Commission File Number)	(IRS Employer Identification No.)
2230 East Imperial Highway El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)
(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition.

On May 7, 2008, The DIRECTV Group, Inc. issued a press release, which contained information regarding the first quarter 2008 consolidated results of DIRECTV Holdings LLC (“DIRECTV”). The press release did not include certain financial statements, related notes and certain other financial information that will be filed with the Securities and Exchange Commission as part of DIRECTV’s Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated May 7, 2008, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC
(Registrant)

Date:	May 7, 2008	By:	/s/ Patrick T. Doyle
			Name:	Patrick T. Doyle
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated May 7, 2008